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                                                                 EXHIBIT 10.16.1

                                  AMENDMENT TO
                               VISTEON CORPORATION
                     DEFERRED COMPENSATION PLAN (THE "PLAN")

     The Plan is hereby amended effective as of December 23, 2005 to permanently suspend all future distributions under the Plan.